                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in Post Effective Amendment No. 2 to the Registration Statement on Form S-4 (No. 333-55943) of Amazon.com, Inc. of our report dated May 3, 1999 relating to the financial statements of e-Niche Incorporated, which appears in the Current Report on Form 8-K of Amazon.com, Inc. dated May 12, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

PricewaterhouseCoopers LLP

Boston, Massachusetts
August 5, 1999